UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

GULFMARK OFFSHORE, INC.

(N/K/A GORGON NEWCO, LLC)

(Exact name of registrant as specified in its charter)

Delaware	001-33607	76-0526032
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 470-5300

(Registrant’s telephone number, including area code)

GulfMark Offshore, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On November 15, 2018, GulfMark Offshore, Inc. (the “Company” or “GulfMark”) (n/k/a Gorgon NewCo, LLC) completed its previously-announced business combination (the “Business Combination”) with Tidewater Inc. (“Tidewater”), and took various other related actions, as discussed further below in this Current Report on Form 8-K (“Current Report”).

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 regarding the GLF Warrants and the GLF Warrant Agreements is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the completion of the Business Combination on November 15, 2018, GulfMark terminated the Credit Facility Agreement, dated November 14, 2017, by and among GulfMark Rederi AS, DNB Bank ASA, New York Branch, as agent, DNB Capital LLC as revolving lender and as swingline lender, and certain funds managed by Hayfin Capital Management LLP as term lenders, which provided for two credit facilities: a senior secured revolving credit facility (the “Revolving Credit Facility”) and a senior secured term loan facility (the “Term Loan Facility”, and together with the Revolving Credit Facility, the “Facilities”). The Revolving Credit Facility provided for loans of up to $25,000,000, including a $12,500,000 swingline loan subfacility and a $5,000,000 letter of credit subfacility. At the time of termination, the Revolving Credit Facility was undrawn and all letters of credit issued thereunder had been cancelled. The Term Loan Facility provided a $100,000,000 term loan, which was funded in full, and was repaid at termination.

Prepayment and/or termination of the Revolving Credit Facility was not restricted in any material respect, but prepayment of the Term Loan Facility was subject to certain prepayment premiums. Prepayment of the Term Loan Facility prior to November 14, 2019, must be accompanied by accrued unpaid interest and a make whole premium that is at least equal to (and could be greater than) the then present value of interest otherwise payable from the prepayment date through such date. Mandatory prepayments are also subject to the foregoing premiums generally and are required under a number of circumstances, including a change of control (with respect to the Company and certain subsidiaries thereof).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 15, 2018, pursuant to the terms and conditions of the previously-announced Agreement and Plan of Merger (the “Merger Agreement”), dated July 15, 2018, between Tidewater and GulfMark, the Business Combination was completed. The Business Combination was effected through a two-step reverse merger, pursuant to which (i) Gorgon Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Tidewater, merged with and into GulfMark, with GulfMark continuing as the surviving corporation and a wholly-owned subsidiary of Tidewater (the “First Merger”) and then, immediately afterwards, (ii) GulfMark merged with and into Gorgon NewCo, LLC, a Delaware limited liability company and wholly-owned subsidiary of Tidewater (“Gorgon”), with Gorgon continuing as the surviving entity and a direct, wholly-owned subsidiary of Tidewater.

As previously disclosed and pursuant to the terms and conditions of the Merger Agreement, upon the effective time of the First Merger (the “Closing”):

•

each issued and then-outstanding share of GulfMark common stock, $0.01 par value per share (“GLF Common Stock”), was automatically converted into the right to receive 1.100 shares of Tidewater common stock, par value $0.001 per share (the “TDW Common Stock”), with cash paid in lieu of any fractional share; and

•

each then-outstanding GulfMark warrant (collectively, the “GLF Warrants”) was automatically converted into the right to receive 1.100 shares of TDW Common Stock upon payment to Tidewater of the applicable exercise price, subject to (i) all other terms and conditions of the applicable GLF Warrant Agreement (as defined below), including cash paid in lieu of any fractional share, and (ii) the limitations on foreign ownership set forth in Tidewater’s amended and restated certificate of incorporation (the “Tidewater charter”) intended to comply with the Jones Act (as defined below).

There are two series of GLF Warrants: (i) GLF Jones Act Warrants, which may be exercised at any time until November 14, 2042 for an exercise price of $0.01 per share, and (ii) GLF Equity Warrants, which may be exercised at any time until November 14, 2024 for an exercise price of $100.00 per share.

Each series of GLF Warrants is subject to a warrant agreement with substantially the same terms and conditions that applied to such warrant prior to the Closing, as assumed and amended by Tidewater effective upon the Closing (the “GLF Jones Act Warrant Agreement” and the “GLF Equity Warrant Agreement” and, collectively, the “GLF Warrant Agreements”). Although the GLF Warrants are immediately exercisable, the exercise of any GLF Warrants is subject to, among other things, the limitations on foreign ownership as set forth in the Tidewater charter that are intended to comply with the Merchant Marine Act of 1920 and the Shipping Act, 1916, as amended, and the rules and regulations promulgated thereunder (collectively, the “Jones Act”).

In addition, at the Closing, each GulfMark restricted stock unit that was outstanding and unvested immediately prior to the Closing (the “GLF RSUs”) was automatically converted into an award representing the right to receive 1.100 shares of Tidewater Common Stock, rounded down to the nearest whole number with cash paid in lieu of any fractional share, subject to vesting and the other terms and conditions applicable to such award immediately prior to the Closing. As described in greater detail under Item 5.02(e), Tidewater also assumed the shares remaining available for issuance under the legacy GulfMark Management Incentive Plan under which these GLF RSUs were granted.

Accordingly, as a result of the Business Combination, Tidewater (i) expects to deliver to GulfMark’s stockholders an approximate aggregate total of 8,464,290 shares of Tidewater Common Stock in exchange for shares of GulfMark Common Stock that were outstanding immediately prior to the Closing (including 39,850 shares issued in settlement of vested GulfMark restricted stock units); (ii) has reserved for issuance a maximum of 3,434,934 shares of Tidewater Common Stock for issuance upon the exercise of GLF Warrants (2,573,624 shares issuable upon the exercise of GLF Jones Act Warrants and 861,310 shares issuable upon the exercise of GLF Equity Warrants); and (iii) has reserved for issuance a maximum of 88,479 shares for issuance pursuant to the GLF RSUs.

The above-described shares of Tidewater Common Stock issued or reserved for issuance in connection with the Business Combination were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-227111) filed with the U.S. Securities and Exchange Commission (the “Commission”), and declared effective on October 16, 2018. The joint proxy statement/prospectus of Tidewater and GulfMark included in the registration statement on Form S-4, including the information incorporated by reference therein, (the “Joint Proxy Statement/Prospectus”), contains additional information about the above-described transactions. Because the shares of Tidewater Common Stock are issuable from time to time in the future upon the exercise of the GLF Warrants, these shares were also registered under the Securities Act pursuant to a registration statement on Form S-1 (File No. 33-228029) filed with the Commission and declared effective on November 15, 2018.

The foregoing descriptions of the Closing, the Merger Agreement, the Business Combination, the GLF Warrants, and the GLF Warrant Agreements do not purport to be complete and are qualified in their entirety, as applicable, by reference to (i) the other items of this Current Report, (ii) the Joint Proxy Statement/Prospectus, and (iii) the following documents, each of which is incorporated by reference into this Current Report: (a) the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report, (b) the full text of the GLF Jones Act Warrant Agreement, which includes the original warrant agreement and the Assignment, Assumption and Amendment Agreement executed in connection with the Closing, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report, and (c) the full text of the GLF Equity Warrant Agreement, which includes the original warrant agreement and the Assignment, Assumption and Amendment Agreement executed in connection with the Closing, which are filed herewith as Exhibits 4.3 and 4.4, respectively, to this Current Report.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, the Company requested that the shares of GLF Common Stock, which traded under the symbol “GLF,” cease to be traded on the NYSE as of 5:00 PM Eastern Standard Time on November 15, 2017, and be delisted from the NYSE. Accordingly, the NYSE filed with the Commission a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) (the “Form 25”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the GLF Common Stock. The delisting of the GLF Common Stock from the NYSE will be effective 10 days after the filing of the Form 25. The Company intends to file with the Commission a Form 15 under the Exchange Act relating to the GLF Common Stock.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the First Merger, each issued and outstanding share of GLF Common Stock was cancelled and each holder of GLF Common Stock ceased to have any rights as a stockholder of the Company other than the right to receive the merger consideration as set forth in the Merger Agreement.

The information set forth in Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the Closing of the Business Combination, the Company became an indirect wholly owned subsidiary of Tidewater and, accordingly, a change in control of the Company occurred.

The information set forth in Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Closing of the Business Combination, John T. Rynd, Quinn P. Fanning, and Bruce D. Lundstrom were appointed to the board of managers of Gorgon NewCo, LLC. All of the previous officers and directors of the Company ceased to serve as the officers and directors of the Company at the Closing of the Business Combination.

In connection with the Closing of the Business Combination, the following individuals were appointed to the following positions with Gorgon:

President	John T. Rynd

Vice President and Treasurer	Quinn P. Fanning

Vice President and Secretary	Bruce D. Lundstrom

For additional information about these officers, please see (i) the proxy statements of Tidewater filed with the Commission on March 22, 2018, and (ii) Tidewater’s Current Report on Form 8-K filed with the Commission on November 16, 2018.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Closing of the Business Combination, the certificate of formation and the limited liability company agreement of Gorgon NewCo, LLC, attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference, became the certificate of formation and limited liability company agreement of the surviving entity, which is named Gorgon NewCo, LLC.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 15, 2018, GulfMark held a special meeting of the stockholders (the “Special Meeting”). As of October 12, 2018, the record date for the Special Meeting, there were approximately 7,651,953 shares of GulfMark Common Stock outstanding. Of that number, 6,774,283 shares were represented in person or by proxy at the Special Meeting. The following proposal was presented at the Special Meeting:

Proposal 1:	Approval of the GulfMark merger proposal.

The stockholders approved the GulfMark merger proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,754,342	15,845	4,096	—

Proposal 2:	Approval of the GulfMark compensation proposal.

The stockholders approved the GulfMark compensation proposal as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,513,160	215,417	45,706	—

Proposal 3:	Approval of the GulfMark adjournment proposal.

A vote was not taken at the meeting on the GulfMark adjournment proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 15, 2018, by and between Tidewater Inc. and GulfMark Offshore, Inc. (incorporated by reference herein to Exhibit 2.1 to GulfMark’s Form 8-K filed on July 16, 2018, File No. 1-33607).

3.1	Certificate of Formation of Gorgon NewCo, LLC.*

3.2	Limited Liability Agreement of Gorgon NewCo, LLC, dated as of November 9, 2018.*

4.1	Noteholder Warrant Agreement, dated as of November 14, 2017, between GulfMark Offshore, Inc. and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference herein to Exhibit 10.2 to GulfMark’s Form 8-K filed on November 17, 2017, File No. 1-33607).

4.2	Assignment, Assumption and Amendment Agreement – Jones Act Warrants, dated as of and effective November 15, 2018, by and among GulfMark Offshore, Inc., Tidewater Inc. and American Stock Transfer & Trust Company, LLC.*

4.3	Equity Warrant Agreement, dated as of November 14, 2017, between GulfMark Offshore, Inc. and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference herein to Exhibit 4.1 to GulfMark’s Registration Statement on Form 8-A filed on November 14, 2017, File No. 1-33607).

4.4	Assignment, Assumption and Amendment Agreement – Equity Warrants, dated as of and effective November 15, 2018, by and among GulfMark Offshore, Inc., Tidewater Inc. and American Stock Transfer & Trust Company, LLC.*

*	Filed with the Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORGON NEWCO, LLC

By:	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Vice President and Secretary

Date: November 16, 2018